UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2008

SUPPORTSOFT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30901 (Commission File No.)	94-3282005 (I.R.S. Employer Identification No.)

1900 Seaport Blvd., Third Floor, Redwood City, CA 94063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(650) 556-9440

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 4, 2008, SupportSoft, Inc. (the “Company”) changed the titles and responsibilities of two of our executive officers in the following ways: Anthony Rodio, formerly our Executive Vice President, Operations, Consumer Solutions Group (CSG) will serve as our Chief Operating Officer, CSG; and Richard Mandeberg, formerly our Executive Vice President, Consumer Solutions Group, will serve as Chief Revenue Officer, CSG.  In their new positions, in addition to their existing responsibilities, Mr. Rodio will assume responsibility for our engineering activities, while Mr. Mandeberg will assume responsibility for oversight of support.com and consumer partner marketing.  Both Mr. Rodio and Mr. Mandeberg will remain executive officers of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2008

SUPPORTSOFT, INC.

By:	/s/ Anne-Marie Eileraas
Name:	Anne-Marie Eileraas
Title:	Vice President, General Counsel and Secretary